Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2014 and 2013

	4th Quarter
(in thousands, except per share data)	2014	2013	Change

Revenues
Oil, natural gas liquids and natural gas sales	$286,747	$328,571	$(41,824)
Gain on derivative instruments, net	325,521	1,880	323,641
Loss on sale of assets and other	(833)	(489)	(344)

Total revenues	611,435	329,962	281,473

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	74,571	66,494	8,077
Production and ad valorem taxes	20,961	24,994	(4,033)
Depreciation, depletion and amortization	148,996	120,629	28,367
Asset impairment	235,301	7,082	228,219
Exploration	6,872	6,958	(86)
General and administrative	28,553	27,122	1,431
Accretion of discount on asset retirement obligations	1,958	1,808	150

Total costs and expenses	517,212	255,087	262,125

Operating Income	94,223	74,875	19,348

Other Income (Expense)
Interest expense	(10,397)	(9,504)	(893)
Other income	134	1,184	(1,050)

Total other expense	(10,263)	(8,320)	(1,943)

Income From Continuing Operations Before Income Taxes	83,960	66,555	17,405
Income tax expense	17,441	20,922	(3,481)

Income From Continuing Operations	66,519	45,633	20,886

Discontinued Operations, net of tax
Income (loss) from discontinued operations	(1,143)	19,188	(20,331)
Gain on disposal of discontinued operations	42	19,272	(19,230)

Income (Loss) From Discontinued Operations	(1,101)	38,460	(39,561)

Net Income	$65,418	$84,093	$(18,675)

Diluted Earnings Per Average Common Share
Continuing operations	$0.91	$0.62	$0.29
Discontinued operations	(0.02)	0.53	(0.55)

Net Income	$0.89	$1.15	$(0.26)

Basic Earnings Per Average Common Share
Continuing operations	$0.91	$0.63	$0.28
Discontinued operations	(0.01)	0.53	(0.54)

Net Income	$0.90	$1.16	$(0.26)

Diluted Avg. Common Shares Outstanding	73,343	73,086	257

Basic Avg. Common Shares Outstanding	72,988	72,628	360

Dividends Per Common Share	$0.02	$0.145	$(0.125)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2014 and 2013

	Year-to-date
(in thousands, except per share data)	2014	2013	Change

Revenues
Oil, natural gas liquids and natural gas sales	$1,344,194	$1,256,317	$87,877
Gain (loss) on derivative instruments, net	335,019	(50,024)	385,043
Loss on sale of assets and other	(2,642)	(981)	(1,661)

Total revenues	1,676,571	1,205,312	471,259

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	274,432	257,438	16,994
Production and ad valorem taxes	102,063	94,103	7,960
Depreciation, depletion and amortization	548,564	452,876	95,688
Asset impairment	416,801	13,906	402,895
Exploration	28,090	14,036	14,054
General and administrative	122,052	113,821	8,231
Accretion of discount on asset retirement obligations	7,608	6,995	613

Total costs and expenses	1,499,610	953,175	546,435

Operating Income	176,961	252,137	(75,176)

Other Income (Expense)
Interest expense	(37,771)	(39,736)	1,965
Other income	1,181	3,803	(2,622)

Total other expense	(36,590)	(35,933)	(657)

Income From Continuing Operations Before Income Taxes	140,371	216,204	(75,833)
Income tax expense	40,728	74,323	(33,595)

Income From Continuing Operations	99,643	141,881	(42,238)

Discontinued Operations, net of tax
Income from discontinued operations	29,292	59,079	(29,787)
Gain on disposal of discontinued operations	439,097	3,594	435,503

Income From Discontinued Operations	468,389	62,673	405,716

Net Income	$568,032	$204,554	$363,478

Diluted Earnings Per Average Common Share
Continuing operations	$1.36	$1.96	$(0.60)
Discontinued operations	6.39	0.86	5.53

Net Income	$7.75	$2.82	$4.93

Basic Earnings Per Average Common Share
Continuing operations	$1.37	$1.96	$(0.59)
Discontinued operations	6.42	0.87	5.55

Net Income	$7.79	$2.83	$4.96

Diluted Average Common Shares Outstanding	73,275	72,471	804

Basic Average Common Shares Outstanding	72,897	72,318	579

Dividends Per Common Share	$0.47	$0.58	$(0.11)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2014 and December 31, 2013

(in thousands)	December 31, 2014	December 31, 2013

ASSETS
Current Assets
Cash and cash equivalents	$1,852	$2,523
Accounts receivable, net of allowance	147,675	136,334
Inventories	14,251	11,130
Assets held for sale	411,654	1,242,872
Deferred income taxes	—	21,250
Derivative instruments	322,337	17,463
Prepayments and other	24,574	9,989

Total current assets	922,343	1,441,561

Property, Plant and Equipment
Oil and natural gas properties, net	5,152,748	5,087,573
Other property and equipment, net	43,812	30,515

Total property, plant and equipment, net	5,196,560	5,118,088

Noncurrent derivative instruments	—	5,439
Other assets	19,512	57,124

TOTAL ASSETS	$6,138,415	$6,622,212

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$—	$60,000
Notes payable to banks	—	489,000
Accounts payable	101,562	78,178
Accrued taxes	4,003	8,201
Accrued wages and benefits	46,162	27,036
Accrued capital costs	207,461	93,623
Revenue and royalty payable	64,446	51,519
Liabilities related to assets held for sale	33,406	831,570
Deferred income taxes	79,164	—
Derivative instruments	988	30,302
Other current liabilities	23,288	21,796

Total current liabilities	560,480	1,691,225

Long-term debt	1,038,563	1,093,541
Asset retirement obligations	94,060	108,533
Deferred income taxes	1,000,486	807,614
Noncurrent derivative instruments	—	398
Other long-term liabilities	30,222	62,882

Total liabilities	2,723,811	3,764,193

Total Shareholders’ Equity	3,414,604	2,858,019

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,138,415	$6,622,212

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2014 and 2013

	4th Quarter
(in thousands, except sales price and per unit data)	2014	2013	Change

Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$211,916	$250,118	$(38,202)
Natural gas liquids	20,293	27,096	(6,803)
Natural gas	54,538	51,357	3,181

Total	$286,747	$328,571	$(41,824)

Loss on sale of assets and other	$(833)	$(489)	$(344)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$230,490	$20,600	$209,890
Natural gas liquids	(1,316)	556	(1,872)
Natural gas	32,286	(20,529)	52,815

Total	$261,460	$627	$260,833

Closed gains (losses) on derivative instruments
Oil	$50,945	$(13,593)	$64,538
Natural gas liquids	4,990	2,342	2,648
Natural gas	8,126	12,504	(4,378)

Total	$64,061	$1,253	$62,808

Total Revenues	$611,435	$329,962	$281,473

Production volumes from continuing operations
Oil (MBbl)	3,213	2,694	519
Natural gas liquids (MMgal)	43.1	37.3	5.8
Natural gas (MMcf)	14,646	14,676	(30)

Production volumes from continuing operations (MBOE)	6,681	6,028	653

Total production volumes (MBOE)	6,681	6,203	478

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$81.81	$87.80	$(5.99)
Natural gas liquids (per gallon)	$0.59	$0.79	$(0.20)
Natural gas (per Mcf)	$4.28	$4.35	$(0.07)

Average realized prices excluding derivative instruments
Oil (per barrel)	$65.96	$92.84	$(26.88)
Natural gas liquids (per gallon)	$0.47	$0.73	$(0.26)
Natural gas (per Mcf)	$3.72	$3.50	$0.22

Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$11.16	$11.04	$0.12
Production and ad valorem taxes	$3.14	$4.15	$(1.01)
Depreciation, depletion and amortization	$22.08	$19.96	$2.12
Exploration expense	$1.03	$1.15	$(0.12)
General and administrative	$4.27	$4.50	$(0.23)
Capital expenditures	$425,045	$212,054	$212,991

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2014 and 2013

	Year-to-date
(in thousands, except sales price and per unit data)	2014	2013	Change

Oil and Gas Operations
Oil, natural gas liquids and natural gas sales from continuing operations
Oil	$988,868	$961,055	$27,813
Natural gas liquids	110,918	91,407	19,511
Natural gas	244,408	203,855	40,553

Total	$1,344,194	$1,256,317	$87,877

Loss on sale of assets and other	$(2,642)	$(981)	$(1,661)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$271,200	$(43,261)	$314,461
Natural gas liquids	287	(652)	939
Natural gas	43,958	(3,919)	47,877

Total	$315,445	$(47,832)	$363,277

Closed gains (losses) on derivative instruments
Oil	$4,377	$(52,694)	$57,071
Natural gas liquids	6,218	10,795	(4,577)
Natural gas	8,979	39,707	(30,728)

Total	$19,574	$(2,192)	$21,766

Total Revenues	$1,676,571	$1,205,312	$471,259

Production volumes from continuing operations
Oil (MBbl)	11,814	10,364	1,450
Natural gas liquids (MMgal)	172.3	135.8	36.5
Natural gas (MMcf)	58,602	58,104	498

Production volumes from continuing operations (MBOE)	25,684	23,281	2,403

Total production volumes (MBOE)	25,849	25,362	487

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$84.07	$87.65	$(3.58)
Natural gas liquids (per gallon)	$0.68	$0.75	$(0.07)
Natural gas (per Mcf)	$4.32	$4.19	$0.13

Average realized prices excluding derivative instruments
Oil (per barrel)	$83.70	$92.73	$(9.03)
Natural gas liquids (per gallon)	$0.64	$0.67	$(0.03)
Natural gas (per Mcf)	$4.17	$3.51	$0.66

Other costs per BOE from continuing operations
Oil, natural gas liquids and natural gas production expenses	$10.68	$11.06	$(0.38)
Production and ad valorem taxes	$3.97	$4.04	$(0.07)
Depreciation, depletion and amortization	$21.17	$19.32	$1.85
Exploration expense	$1.09	$0.60	$0.49
General and administrative	$4.75	$4.89	$(0.14)
Capital expenditures	$1,376,038	$1,104,745	$271,293